SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) July 24, 1997


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




     Delaware                         0-16014                    23-2417713
(State or other              (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



                Main at Water Street - Coudersport, PA 16915-1141 (Address of
               principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830





Item 5.  Other Events

         The Registrant is filing certain exhibits herewith under Item 7 hereof.


Item 7.  Financial Statements and Exhibits

Exhibit No.       Description

 3.01 Certificate of Incorporation of Adelphia Communications Corporation, as amended (Filed herewith)

 4.01 Certificate of Designations for 13% Series A and Series B Cumulative Exchangeable Preferred Stock (contained in Exhibit
                  3.01 filed herewith)

 4.02 Certificate of Designations for Series C Convertible Preferred Stock (contained in Exhibit 3.01 filed herewith)

 4.03 Indenture, dated as of July 7, 1997, with respect to the Registrant's 10-1/2% Senior Notes due 2004, between the Registrant and the Bank of Montreal Trust Company (Filed herewith)

 4.04             Form of 10-1/2% Senior Note due 2004
                  (contained in Exhibit 4.03)

 4.05 Form of Indenture, with respect to the Registrant's 13% Senior Subordinated Exchange Debentures due 2009, between the Registrant and the Bank of Montreal Trust Company (set forth as Annex A to Exhibit 4.01 which is contained in Exhibit 3.01 filed herewith)

 4.06 Form of Certificate for 13% Cumulative Exchangeable Preferred Stock (Filed herewith)

 4.07 Form of Certificate for Series C Convertible Preferred Stock (Filed herewith)

10.01 Purchase Agreement among Adelphia Communications Corporation, Smith Barney Inc., Bear Stearns & Co. Inc., NationsBanc Capital Markets, Inc. and TD Securities (USA) Inc. (the "Initial Purchasers") dated July 1, 1997 (Filed herewith)

10.02 Registration Rights Agreement among Adelphia Communications Corporation, the Initial Purchasers and Highland Holdings, dated July 7, 1997, regarding the 13% Cumulative Exchangeable Preferred Stock (Filed herewith)

10.03 Registration Rights Agreement among Adelphia Communications Corporation and the Initial Purchasers, dated July 7, 1997, regarding the 10-1/2 % Senior Notes due 2004 (Filed herewith)

10.04 Registration Rights Agreement among Adelphia Communications Corporation, Highland Holdings and Telesat Cablevision, Inc., dated July 7, 1997 (Filed herewith)

10.05 Purchase Agreement between Adelphia and Highland Holdings, dated July 1, 1997 (Filed herewith)

10.06 Series C Preferred Stock Purchase Agreement among Adelphia Communications Corporation, Highland Holdings and Telesat Cablevision, Inc., dated June 22, 1997 (Filed herewith)


                                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 24, 1997                         ADELPHIA COMMUNICATIONS CORPORATION

                                                     (Registrant)

                                                     By:   /s/Timothy J. Rigas
                                                     Timothy J. Rigas
                                                     Executive Vice President,
                                                     Treasurer and Chief
                                                     Financial Officer

























                                              EXHIBIT INDEX



Exhibit No.       Description

 3.01 Certificate of Incorporation of Adelphia Communications Corporation, as amended (Filed herewith)

 4.01 Certificate of Designations for 13% Series A and Series B Cumulative Exchangeable Preferred Stock (contained in Exhibit
                  3.01 filed herewith)

 4.02 Certificate of Designations for Series C Convertible Preferred Stock (contained in Exhibit 3.01 filed herewith)

 4.03 Indenture, dated as of July 7, 1997, with respect to the Registrant's 10-1/2% Senior Notes due 2004, between the Registrant and the Bank of Montreal Trust Company (Filed herewith)

 4.04             Form of 10-1/2% Senior Note due 2004
                  (contained in Exhibit 4.03)

 4.05 Form of Indenture, with respect to the Registrant's 13% Senior Subordinated Exchange Debentures due 2009, between the Registrant and the Bank of Monteal Trust Company (set forth as Annex A to Exhibit 4.01 which is contained in Exhibit 3.01 filed herewith)

 4.06 Form of Certificate for 13% Cumulative Exchangeable Preferred Stock (Filed herewith)

 4.07 Form of Certificate for Series C Convertible Preferred Stock (Filed herewith)

10.01 Purchase Agreement among Adelphia Communications Corporation, Smith Barney Inc., Bear Stearns & Co. Inc., NationsBanc Capital Markets, Inc. and TD Securities (USA) Inc. (the "Initial Purchasers") dated July 1, 1997 (Filed herewith)

10.02 Registration Rights Agreement among Adelphia Communications Corporation, the Initial Purchasers and Higthland Holdings, dated July 7, 1997, regarding the 13% Cumulative Exchangeable Preferred Stock (Filed herewith)

10.03 Registration Rights Agreement among Adelphia Communications Corporation and the Initial Purchasers, dated July 7, 1997, regarding the 10-1/2 % Senior Notes due 2004 (Filed herewith)

10.04 Registration Rights Agreement among Adelphia Communications Corporation, Highland Holdings and Telesat Cablevision, Inc., dated July 7, 1997 (Filed herewith)

10.05 Purchase Agreement between Adelphia and Highland Holdings, dated July 1, 1997 (Filed herewith)

10.06 Series C Preferred Stock Purchase Agreement among Adelphia Communications Corporation, Highland Holdings and Telesat Cablevision, Inc., dated June 22, 1997 (Filed herewith)